ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2016
ASSETS HELD FOR SALE [Text Block]

11. ASSETS HELD FOR SALE

Assets held for sale are reported at the lower of the carrying amount or fair value less costs to sell. Depreciation expense is not recognized on assets held for sale. In November 2014, the Company signed an agreement to sell certain assets to an unrelated third party for RMB375.0 million (approximately US$61.2 million). The following table reflected the assets held for sale on the transaction closing date, November 30, 2015.

September 30,
2015
Property, plant and equipment	$20,430,446
Land use rights, net	12,871,988
Total	33,302,434
Less: current portion	(13,032,000)
Noncurrent portion	$20,270,434

As of December 31, 2014, the Company had received a $13.0 million deposit under the agreement, which is classified on the balance sheet as a deposit for assets held for sale as of December 31, 2014. In September 2015, the Company completed the sale and title transferred to the buyer upon payment in full of all amounts due under the contract. The Company recorded a pre-tax gain on the sale of approximately $30 million for the year ended December 31, 2015.